Exhibit 99.1

May 2015 CBRE GROUP, INC. Global Market Leader in Integrated Commercial Real Estate Services

This presentation contains statements that are forward looking within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our future growth momentum, operations, financial performance, business outlook, and our ability to close and integrate the Global WorkPlace Solutions acquisition, including the timing of that closing. These statements should be considered as estimates only and actual results may differ materially from these estimates. Factors that could cause actual results to differ include general business conditions and our ability to successfully execute our strategies, compete in and increase our share of material markets, a reduction by companies in outsourcing for their commercial real estate needs and our ability to acquire and integrate new businesses, including the Global WorkPlace Solutions business. Except to the extent required by applicable securities laws, we undertake no obligation to update or publicly revise any of the forward-looking statements that you may hear today. Please refer to our first quarter earnings report, filed on Form 8-K, our most recent annual report on Form 10-K (as amended) and our most recent quarterly report on Form 10-Q and, in particular, any discussion of risk factors or forward-looking statements, which are filed with the SEC and available at the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any forward-looking statements made. We may make certain statements during the course of this presentation, which include references to “non-GAAP financial measures,” as defined by SEC regulations. Where required by these regulations, we have provided reconciliations of these measures to what we believe are the most directly comparable GAAP measures, which are attached hereto within the appendix. FORWARD-LOOKING STATEMENTS

THE GLOBAL MARKET LEADER CBRE is the premier global provider of integrated services to commercial real estate investors and occupiers. 1. As of December 31, 2014; includes affiliates. 2. As of March 31, 2015. GLOBAL LEADERSHIP WITH BROAD CAPABILITIES #1 Leasing #1 Property Sales #1 Outsourcing #1 Appraisal & Valuation SCALE AND DIVERSITY 460+ offices in over 60 countries1 Serves approximately 85% of the Fortune 100 $285 billion of sales and lease activity in 2014 3.7 billion property and corporate facilities square feet under management1 $87 billion of real estate investment assets under management2

Named a World’s Most Ethical Company 4 Ethisphere Top real estate services and investment company in “green” rankings Newsweek Global Real Estate Advisor of the Year three years in a row Euromoney The Lipsey Company Top real estate firm and ranked 71st out of 500 on 2015 “Americas Best Employers” list Ranked #1 brand for 14 consecutive years Ranked among the Most Admired Companies for three consecutive years Forbes Global 2000 Fortune’s Most Admired Companies Forbes Only commercial real estate services company in the Fortune 500 since 2008 Only commercial real estate services company in the Forbes Global 2000 Fortune 500 Only commercial real estate services company in the S&P 500 since 2006 S&P 500 Ranked #3 among outsourcing companies (all industries) in 2014 and ranked #1 in real estate services firms for five consecutive years International Association of Outsourcing Professionals Ranked #2 in the Barron’s 500 Barron’s 500 CBRE is recognized as the foremost commercial real estate authority. THE LEADING GLOBAL BRAND

CBRE SERVES INVESTORS AND OCCUPIERS CBRE’s integrated, best-in-class offering creates value for clients at every stage of the life cycle

Revenue increased 5.0x from 2003 to 2014 Revenue CAGR of 16% Normalized EBITDA1 increased approximately 6.4x from 2003 to 2014 Normalized EBITDA CAGR of 18% Q1 2015 vs Q1 2014 performance: Revenue is up 10% (or 15% in local currency) Adjusted EPS increased 28% See slide 30 for footnotes.

Consolidation Core leasing and capital markets remain highly fragmented Outsourcing Still in early stage of penetration with occupiers Drives largely recurring leasing revenues Capability With scale and focus, we continue to extend our globally integrated offering POSITIONED FOR LONG-TERM GROWTH CBRE leads a sector with strong underlying growth dynamics

Capitalize on our unique leadership position to widen our competitive advantages in the marketplace Continue to: Drive market share gains in our core leasing and capital markets businesses Enhance depth and breadth of our Global Corporate Services business Enrich our operating platform (IT, Research, Marketing) to support long-term growth Acquire strong companies in our space that enhance our ability to serve our clients KEY STRATEGIC PRIORITIES

9 See slide 30 for footnotes. — — — $1.475 billion purchase price or $1.3 billion net of the present value of expected tax benefits Approximately 8x multiple2 of net purchase price to GWS 2014 calendar year adjusted EBITDA with run-rate synergies Expected cost synergies of $35 million Anticipate closing late Q3 2015 or early Q4 2015 — Completed 24 acquisitions with an initial aggregate purchase price of $728 million1 and annual revenues at acquisition of approximately $971 million On March 31, 2015, CBRE announced it had entered into a definitive agreement to acquire the Global WorkPlace Solutions (GWS) business from Johnson Controls Inc. Since the beginning of 2013: Strategic in-fill acquisitions sourced principally by lines of business Larger, transformational transactions driven by macro strategy Transactions generally fall into two categories: Nearly 100 acquisitions since 2005 MERGERS & ACQUISITIONS STRATEGY

GWS - TRANSACTION RATIONALE GWS furthers our strategy of creating real advantages for occupier clients by aligning every aspect of how they lease, own, use and operate real estate to enhance their competitive position Facilities Management has been CBRE’s fastest growing and most stable line of business GWS leads the global facilities management industry in technical engineering excellence and global supply chain management Opportunity to expand our leasing and other businesses as GWS clients take advantage of CBRE’s integrated offerings and depth of expertise GWS revenues from transaction services <2% of total CBRE leads the industry1 with leasing and capital markets talent across 460+ offices2 in over 60 countries2 6,600 sales and lease professionals as of January 1, 2015; excludes affiliates. As of December 31, 2014; includes affiliates.

GWS - complementary Outsourcing clients Industrial Life Sciences Technology Financial Services Healthcare Other Balanced Client Mix 9% 2% 15% 35% 9% 30% CBRE - GCS 24% 13% 20% 18% 6% 19% CBRE - GCS & GWS

GWS - COMBINED VIEW OF FEE REVENUE MIX Total Fee Revenue: $3,742 Combined Total Fee Revenue: $8,7434 5.4x Acquisition solidifies a more stable, resilient long-term growth-oriented revenue and earnings profile See slide 30 for footnotes. Contractual Sources 3 $798 (21%) Contractual Sources 3 $4,337 (49%) Leasing $1,479 (40%) Leasing $2,369 (27%) Capital Markets 2 $1,403 (37%) Capital Markets 2 $1,903 (22%) Other 1 Other 1 2006 Fee Revenue 2014 Combined Fee Revenue $ in millions (%) – share of total fee revenue 76% of combined total fee revenue 5 61% of total fee revenue 5

Revenue ($ in millions) Contractual Revenue Sources Leasing Capital Markets Other Global Corporate Services1 Asset Services1 Investment Management Appraisal & Valuation Leasing Sales Commercial Mortgage Services Development Services Other Total Gross Revenue Q1 2015 $ 695 $ 252 $ 110 $ 108 $ 447 $ 309 $ 104 $ 10 $ 18 $ 2,053 Fee Revenue2 Q1 2015 $ 233 $ 116 $ 110 $ 108 $ 447 $ 309 $ 104 $ 10 $ 18 $ 1,455 % of Q1 2015 Total Fee Revenue 16% 8% 8% 7% 31% 21% 7% 1% 1% 100% Fee Revenue Growth Rate (Change Q1 2015-over-Q1 2014) USD 5% 2% -2% 13% 9% 16% 40% 0% -18% 10% Local Currency 12% 8% 5% 20% 13% 21% 41% 0% -13% 15% Q1 2015 BUSINESS LINE REVENUE 70% of total fee revenue Contractual revenue & leasing, which is largely recurring, is 70% of fee revenue See slide 30 for footnotes.

CBRE leads an industry with strong underlying growth dynamics Positioned to continue our track record of long-term growth Our business model continues to significantly evolve Contractual fee revenue has increased 5.4x from 2006 to 2014 including pro-forma GWS Contractual fee revenue and Leasing, which is largely recurring, represented 76% of total fee revenue in 2014 including pro-forma GWS Management team is highly focused on continuing to extend our competitive advantage in the marketplace KEY TAKEAWAYS

APPENDIX

Global Corporate Services (GCS) revenue excludes associated sales and leasing revenue, most of which is contractual. As of December 31, 2014; includes affiliates. Per International Association of Outsourcing Professionals (IAOP). New 26 Expansions 19 Renewals 13 Historical revenue1 Full service offering Q1 2015 Total Contracts ($ in millions) Facilities Management – approx.1.1 billion square feet globally2 Project Management Transaction and Portfolio Services Strategic Consulting Ranked #3 outsourcing company (all industries) in 2014 and ranked #1 Real Estate Outsourcing brand for five consecutive years3 GLOBAL CORPORATE SERVICES Integrated Global Solutions for Occupiers Facilities Management Transaction Services Project Management Q1 2015 Representative clients YTD Q1 $1,261 $1,419 $1,614 $2,794 $645 $695 2011 2012 2013 2014 2015

Historical revenue1 overview Key strategic accounts ($ in millions) Asset Services revenue excludes associated sales and leasing revenue, most of which is contractual. As of December 31, 2014; includes affiliates. Asset Services operates buildings for investors Highly synergistic with property leasing Manage approximately 2.6 billion square feet globally2 300+ premier properties in major CBDs (approximately 450 million square feet) ASSET SERVICES Maximizing Building Operating Performance for Investors YTD Q1 $777 $825 $861 $920 $224 $252 2011 2012 2013 2014 2015

CAPITAL RAISED1 Performance-driven global real estate investment manager More than 500 institutional clients Equity to deploy: $5.7 billion1,2 Co-Investment: $141.4 million2 Assets under Management (AUM) overview ($ in billions) As of 3/31/2015 See slide 30 for footnotes. ($ in billions) INVESTMENT MANAGEMENT Performance Across Risk/Return Spectrum Globally Q1 2015 AUM flat vs Q4 2014 in local currency (USD driven by $3.5B of exchange rate impact) Q1 2015 AUM up $5B versus Q1 2014 in local currency $18.2 $29.9 $2.8 $24.5 $11.7 North America EMEA Asia Pacific Securities Global Multi-Manager $94.1 $92.0 $89.1 $90.6 $87.1 2011 2012 2013 2014 Q1 2015 $3.6 $3.7 $5.0 $8.6 $8.7 2011 2012 2013 2014 TTM Q1 2015

Premier clients ($ in millions) 134,500+ assignments in 2014 Euromoney Global Valuation Advisor of the Year Clients include lenders, life insurance companies, special servicers and REITs overview APPRAISAL & VALUATION Serving Clients Globally Historical revenue YTD Q1 $365 $385 $414 $461 $96 $108 2011 2012 2013 2014 2015

overview Recent transactions Fiduciary Trust Toronto-Dominion Bank Pfizer New York, NY Toronto, Canada Beijing, China 126,000 SF 231,000 SF 163,000 SF Advise occupiers and investors in formulating and executing leasing strategies Tailored service delivery by property type and industry/market specialization Strategic insight and high-level execution driving significant market share gains #1 global market position – $108.0 billion lease transactions in 2014 Office: $73.9 billion Retail: $18.1 billion Industrial: $12.9 billion Other: $ 3.1 billion LEASING Strategic Advisory and Execution ($ in millions) Historical revenue YTD Q1 $1,909 $1,911 $2,052 $2,369 $411 $447 2011 2012 2013 2014 2015

Los Angeles, CA Australia France Wdf-3 Wood Hope Street, LLC Dalian Wanda Group Oxford Properties $200 Million $315 Million $224 Million Property Sale Property Acquisition Property Acquisition Recent transactions Strategic advisor (sellers and buyers) in commercial real estate #1 global market share, per Real Capital Analytics 200 basis point advantage over #2 firm for TTM Q1 2015 #1 global market position – $176.9 billion sales transactions in 2014 Office: $62.9 billion Multi-family: $35.7 billion Retail: $25.6 billion Industrial: $24.4 billion Other: $28.3 billion overview Historical revenue PROPERTY SALES Insight and Execution Across Markets & Property Types ($ in millions) YTD Q1 $955 $1,058 $1,290 $1,527 $267 $309 2011 2012 2013 2014 2015

EMEA Phoenix, AZ SE US Office Portfolio ASR Dutch Prime Retail Fund Crown Properties Klein Family of Brazil $267 Million $91 Million $95 Million Equity Capital Raise Acquisition Financing Acquisition Financing Activity includes loan originations, loan sales and affiliates. As measured in dollar value loaned. Recent transactions Leading strategic advisor for debt and structured finance solutions Highly synergistic with property sales Key services: Loan origination / debt placement Portfolio loan sales Loan servicing via JV with GE Capital $33.8 billion of global mortgage activity in 20141 #1 in commercial loan origination with government agencies2 $8.7 billion in 2014 overview Historical revenue COMMERCIAL MORTGAGE SERVICES Premier Debt and Structured Finance Solutions ($ in millions) YTD Q1 $229 $300 $312 $376 $74 $104 2011 2012 2013 2014 2015

Green Water Knox Logistics Center Denver Union Station Shops at Dakota Crossing Austin, TX Mixed-Use Riverside, CA Industrial Denver, CO Mixed-Use Washington, DC Retail 2 Projects in process/pipeline1 overview Recent projects Premier brand in U.S. development 65+ year record of excellence Partner with leading institutional capital sources $121.5 million of co-investment at the end of Q1 2015 $11.9 million of recourse debt to CBRE and repayment guarantees at the end of Q1 2015 DEVELOPMENT SERVICES Premier Brand in U.S. ($ in billions) 3 See slide 30 for footnotes. 4.9 4.2 4.9 5.4 5.5 1.2 2.1 1.5 4.0 3.6 2011 2012 2013 2014 Q1 2015 In Process Pipeline

MANDATORY AMORTIZATION AND MATURITY SCHEDULE ($ in millions) $2,600.0 million revolver facility and term loan A mature in January 2020. As of March 31, 2015, the outstanding revolver balance was $110.0 million. Available Revolver As of March 31, 20151 Global Cash 2,811 9 22 25 34 59 460 800 425 - 500.0 1,000.0 1,500.0 2,000.0 2,500.0 3,000.0 3,500.0 4,000.0 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Cash Revolver Capacity Term Loan A Sr. Unsecured Notes - 5.00% Sr. Unsecured Notes - 5.25%

CAPITALIZATION Excludes $54.4 million of cash in consolidated funds and other entities not available for Company use at March 31, 2015. Excludes $1,065.9 million of aggregate warehouse facilities outstanding at March 31, 2015. Excludes non-recourse notes payable on real estate of $43.2 million at March 31, 2015. ($ in millions) As of March 31, 2015 Cash 1 $ 324.6 Revolving credit facility 110.0 Senior secured term loan A 500.0 Senior unsecured notes – 5.00% 800.0 Senior unsecured notes – 5.25% 426.8 Other debt 2,3 2.8 Total debt $ 1,839.6 Stockholders’ equity 2,259.3 Total capitalization 4,098.9 Total net debt $ 1,515.0 Net debt to TTM Q1 Normalized EBITDA 1.2x

Twelve Months Ended ($ in millions) March 31, 2015 December 31, 2014 December 31, 2003 Normalized EBITDA $ 1,214.1 $ 1,166.1 $ 183.2 Adjustments: Carried interest incentive compensation expense 1 19.6 23.8 - Integration and other costs related to acquisitions 3.2 - 13.6 Cost containment expenses - - 36.8 EBITDA 1,191.3 1,142.3 132.8 Add: Interest income 7.0 6.2 3.8 Less: Depreciation and amortization 269.7 265.1 92.8 Interest expense 110.2 112.0 71.3 Write-off of financing costs 25.8 23.1 - Loss on extinguishment of debt - 13.5 Provision (benefit) for income taxes 282.8 263.8 (6.3) Net Income (loss) attributable to CBRE Group, Inc. $ 509.8 $ 484.5 $ (34.7) RECONCILIATION OF NORMALIZED EBITDA TO EBITDA TO NET INCOME (Loss) Carried interest incentive compensation expense is related to funds that began recording carried interest expense in Q2 2013 and beyond.

Three Months Ended March 31, ($ in millions, except per share amounts) 2015 2014 Net income attributable to CBRE Group, Inc. $ 92.9 $ 67.7 Amortization expense related to certain intangible assets attributable to acquisitions, net of tax 11.1 13.7 Integration and other costs related to acquisitions, net of tax 2.0 - Write-off of financing costs, net of tax 1.6 - Carried-interest incentive compensation expense to match current period revenues, net of tax 1 (1.6) 1.0 Adjusted net income attributable to CBRE Group, Inc. $ 106.0 $ 82.4 Adjusted diluted income per share attributable to CBRE Group, Inc. $ 0.32 $ 0.25 Weighted average shares outstanding for diluted income per share 335,698,590 333,349,519 Carried interest incentive compensation expense is related to funds that began recording carried interest expense in Q2 2013 and beyond. RECONCILIATION OF NET INCOME TO ADJUSTED NET INCOME AND ADJUSTED EARNINGS PER SHARE

RECONCILIATION OF GROSS REVENUE TO FEE REVENUE Twelve Months Ended December 31, ($ in millions) 2014 Pro-forma 2006 Consolidated revenue 1 $ 12,457 $ 4,032 Less: Client reimbursed costs largely associated with employees dedicated to client facilities and subcontracted vendor work performed for clients 3,714 1,378 Consolidated fee revenue 2 $ 8,743 $ 3,742 1. Pro-forma consolidated revenue includes GWS revenue representing the trailing twelve months as of December 31, 2014. and CBRE gross revenue for the year ended December 31, 2014. 2. Pro-foma consolidated fee revenue is defined as fee revenue for CBRE and GWS combined for the year ended December 31, 2014.

Three Months Ended March 31, ($ in millions) 2015 2014 GCS revenue $ 694.9 $ 644.9 Less: Client reimbursed costs largely associated with employees dedicated to client facilities and subcontracted vendor work performed for clients 461.5 422.8 GCS fee revenue $ 233.3 $ 222.1 AS revenue $ 252.4 $ 224.2 Less: Client reimbursed costs largely associated with employees dedicated to client facilities and subcontracted vendor work performed for clients 135.8 109.7 AS fee revenue $ 116.6 $ 114.7 Consolidated revenue $ 2,052.5 $ 1,860.8 Less: Client reimbursed costs largely associated with employees dedicated to client facilities and subcontracted vendor work performed for clients 597.4 532.5 Consolidated fee revenue $ 1,455.1 $ 1,328.3 RECONCILIATION OF GROSS REVENUE TO FEE REVENUE

FOOTNOTES Slide 18 1. Excludes global securities business. 2. As of March 31, 2015. Slide 23 1. As of December 31 for each year presented. 2. In Process figures include Long-Term Operating Assets (LTOA) of $0.2 billion for Q1 15, $0.3 billion for Q4 14, $0.9 billion for Q4 13, $1.2 billion for Q4 12 and $1.5 billion for Q4 11. LTOA are projects that have achieved a stabilized level of occupancy or have been held 18-24 months following shell completion or acquisition. 3. Pipeline deals are those projects we are pursuing which we believe have a greater than 50% chance of closing or where land has been acquired and the projected construction start is more than twelve months out. Slide 9 1. Excludes deal costs, deferred consideration and / or earnouts. 2. Multiple based on GWS adjusted EBITDA as calculated by GWS and using GWS’s methodologies. Slide 12 1. Other includes Development Services (1% in both 2006 and 2014 combined) and Other (1% in both 2006 and 2014 combined). 2. Capital Markets includes Sales (33% in 2006 and 18% in 2014 combined) and Commercial Mortgage Services (4% in both 2006 and 2014 combined). 3. Contractual Revenues include GCS and Asset Services (7% in 2006 and 39% in 2014 combined; excludes associated sales and lease revenues, most of which are contractual), Global Investment Management (6% in 2006 and 5% in 2014 combined), and Appraisal & Valuation (8% in 2006 and 5% in 2014 combined). 4. “Combined total fee revenue” is defined as fee revenue for CBRE and GWS combined for the year ended December 31, 2014. “Fee Revenue” comprises gross revenue less client reimbursed costs largely associated with our employees who are dedicated to client facilities and subcontracted vendor work on behalf of our clients 5. Contractual plus leasing revenues are 64% of 2006 GAAP revenue and 84% of 2014 combined calendar year GAAP revenue. Slide 13 Global 1. Corporate Services (GCS) and Asset Services revenue exclude associated leasing and sales revenue, most of which is contractual. 2. “Fee Revenue” comprises gross revenue less client reimbursed costs largely associated with our employees who are dedicated to client facilities and subcontracted vendor work on behalf of our clients. Slide 6 1. Normalized EBITDA excludes merger-related and other non-recurring charges, gains/losses on trading securities acquired in the Trammell Crow Company acquisition, cost containment expenses, one-time IPO related compensation expense, integration and other costs related to acquisitions, certain carried interest expense (to better match with carried interest revenue realization and the write-down of impaired assets).